UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 15, 2003

(Date of report) (Date of earliest event reported)

EXCO RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Texas

(State or other jurisdiction of incorporation)

0-9204	74-1492779
(Commission File No.)	(IRS Employer Identification No.)

6500 Greenville Avenue

Suite 600, LB 17

Dallas, Texas  75206

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 368-2084

Item 7.	Financial Statements and Exhibits

	(a)	Financial Statements.

Not applicable.

	(b)	Pro Forma Financial Information.

Not applicable.

	(c)	Exhibits.

	Number	Document

	99.1	Press Release dated May 15, 2003 issued by EXCO Resources, Inc.

Item 9.	Regulation FD Disclosure

On May 15, 2003, EXCO Resources, Inc. issued a press release announcing earnings for the quarterly period ended March 31, 2003.  A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.  The foregoing information is furnished pursuant to Item 9, “Regulation FD Disclosure” and Item 12, “Results of Operations and Financial Condition.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXCO RESOURCES, INC.

By:	/s/ J. DOUGLAS RAMSEY
Name:	J. Douglas Ramsey, Ph.D.
Title:	Vice President and Chief Financial Officer

Dated: May 16, 2003

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated May 15, 2003 issued by EXCO Resources, Inc.